NUVEEN TACTICAL MARKET OPPORTUNITIES FUND

SUPPLEMENT DATED AUGUST 29, 2014

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014

Walter A. French has announced that he will retire from Nuveen Asset Management, LLC on September 30, 2014. He will continue to act as a portfolio manager for Nuveen Tactical Market Opportunities Fund (the “Fund”) until that time.

David A. Friar, Keith B. Hembre and Derek B. Bloom will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-TMOS-0814P